UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23679

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND

FOR PUERTO RICO RESIDENTS, INC.

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end: June 30

Date of reporting period: December 31, 2022

Item 1: Report to Shareholders.

(a)        The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”).

TAX-FREE HIGH GRADE PORTFOLIO

TARGET MATURITY FUND FOR

PUERTO RICO RESIDENTS, INC.

2022

SEMI-ANNUAL REPORT

LETTER TO SHAREHOLDERS

Dear Shareholders:

The Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”) is pleased to present the Letter to Shareholders for the period from July 1, 2022 to December 31, 2022.

During the period, the Federal Reserve Board (“Fed”) continued to tighten monetary policy. The Fed Funds rate was increased 0.75% following the July, September and November meetings.

Inflation reports in December showed a moderation in the pace of price increases. At its December meeting the Fed reduced the pace of increases to 50 basis points. The Fed remains strongly committed to returning inflation to its 2% objective. On December 31, 2022, the Fed Funds rate was 4.25% to 4.50%. The Fed Funds market expects additional Fed Funds increases in 2023.

Russia’s invasion of Ukraine continues to cause disruptions to the world economy. The war has caused upward pressure in energy prices and supply chain disruptions. The toll on civilians has been enormous. There is no peaceful end in sight. At year-end the price of oil had decreased from its high price during the year but risks remain elevated and volatility is high.

The effect of these events was an increase in interest rates across the yield curve and continued inversion of the yield curve. The yield of the two-year note increased to 4.43% on December 31, 2022. The yield of the ten-year note increased to 3.87% at the end of the period. The yield curve is inverted 56 basis points.

The combination of higher inflation, an inverted yield curve, increased risks of a recession in the U.S., and continued elevated geopolitical risks present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser remains committed to looking for investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

Leslie Highley, Jr.

Managing Director for the

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of

Puerto Rico, as Investment Adviser

1

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANIES ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). , as of May 14, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

The following table shows performance for the period from July 1, 2022 to December 31, 2022:

Six-Month Period
Based on market price	(14.95%)
Based on net asset value (“NAV”)	(2.99%)

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The Fund’s principal distributions commenced on February 4, 2015. Distributions made during prior years amounted to $139,567,535, representing a total of $3.34 per share. The net asset value and market price for the Fund shares were reduced by these amounts. For the period from July 1, 2022 to December 31, 2022 there were

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

2

no capital distributions. The Fund’s remaining principal for distribution as of December 31, 2022 amounts to $6.66. To the extent capital losses realized by the Fund on dispositions of securities are not offset by capital gains realized in the same or in subsequent years, there is no assurance that the Fund will be able to return the remaining principal by December 31, 2032.

The following table provides summary data on the Fund’s dividends, NAV and market prices for the period from July 1, 2022 to December 31, 2022:

Dividend yield-based on market at period-end	2.86%
Dividend yield based on NAV at period-end	1.88%

NAV as of December 31, 2022	$5.15
Market Price as of December 31, 2022	$3.38
Premium (discount) to NAV	(34.4%)

The Fund seeks to pay monthly dividends out of its net investment income. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period. All the Fund’s dividends were from net investment income during the period. See Note 9 to the Semi-Annual Financial Statements for a reconciliation of book and tax income.

The Fund’s investment portfolio is comprised of various security classes. The Investment Adviser considers numerous characteristics of each asset class, in an effort to meet the Fund’s investment objective. A large number of the securities in which the Fund has invested have call dates prior to the final maturity. The Fund also has a large remaining portfolio of mortgage-backed securities with varying prepayment speeds.

Figure 1 below reflects the breakdown of the investment portfolio as of December 31, 2022. For details of the security categories below, please refer to the enclosed Schedule of Investments.

3

The majority of the Puerto Rico security holdings are Mortgage-Backed Securities (“MBS”), issued and guaranteed by U.S. Agencies or municipal bonds collateralized with U.S. Agency MBS. The MBS continue to pay down as they approach maturity. The valuation of the MBS decreased as a result of the increase in the yield of the 10-year U.S. Treasury Note. Approximately 2% of the Fund is invested in the Puerto Rico Sales Tax Financing Corporation Bonds (“COFINA”) exchanged in February 2019.

The U.S. portfolio is the largest component of the Fund total portfolio. It is composed of U.S. Agency Bonds and U.S. municipal bonds. The U.S. Agencies represent 38.54% of the portfolio and the U.S. municipal bonds represent 44.00%. During the period, higher yielding U.S. Agency Bonds were purchased. Fund leverage increased to $36.6 million at the end of the period. Both the U.S. Agencies and U.S. municipal bonds decreased in value based on the increase in yields during the period. The U.S. municipal bonds in the portfolio are either insured or AAA rated. They also have longer dated calls beginning in 2028.

The Fund is a Target Maturity Fund. There was no return of principal during the period. The NAV of the Fund decreased $0.30 during the period from $5.45 at the beginning of the period to $5.15 at end of the period. As discussed above, the portfolio decreased in value based on the increase in yields of fixed income securities. At period-end the Fund indicated discount to market value increased to 34.4% discount to its NAV, from a discount of 25.1% at June 30, 2022.

FUND HOLDINGS SUMMARIES

The following tables show the allocation of the portfolio using various metrics as of the end of the period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

4

Portfolio Composition
(% of Total Portfolio)
Sales and Use Tax	2.07%
Mortgage-Backed Securities	5.13%
U.S. Agencies	38.54%
General Obligations	5.73%
Housing Bonds	10.26%
Transportation Bonds	6.87%
Revenue Bonds	31.40%

Total	100.00%

Geographic Allocation (% of Total Portfolio)

Puerto Rico	17.46%
U.S.	82.54%

Total	100.00%

The following table shows the ratings of the Fund’s portfolio as of December 31, 2022. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

Rating	Percent
(% of Total Portfolio)
AAA	73.12%
AA	24.81%
Not Rated	2.07%

Total	100.00%

The Not-Rated category is comprised of new-issue COFINA bonds issued in 2019. The bonds were issued without a rating from any of the agencies pending a determination by the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of December 31, 2022, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

5

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations (“TSO”) in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate variable and based of short-term rates. The TSOs are rated F-1 in accordance with Fitch Ratings published rating guidelines. As stated above, the TSO program was discontinued in May 2021 pending registration to the 1940 Act.

As of December 31, 2022, the Fund had the following leverage outstanding:

Repurchase Agreements	$36,639,000
Leverage Ratio	15.3%

This leverage was incurred during the period to purchase U.S. Agency Bonds. Refer to the Schedule of Investments for a detail of the pledged securities and to Note 5 to the Semi-Annual Financial Statements for further details on outstanding leverage for the period from July 1, 2022 to December 31, 2022.

6

GLOSSARY OF FUND TERMS

Bond - security issued by a government or corporation that obligates the issuer to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

Closed-end fund - a fund that issues a fixed amount of common stock.

Coupon - the interest rate that a bond promises to pay over its life, expressed as a percent over its face value.

Dividend - a per-share distribution of the income earned from a fund’s portfolio holdings. When a dividend distribution is made, a fund’s net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund’s assets.

Expense ratio - the percentage of a fund’s average net assets attributable to common shareholders used to pay fund operating expenses. The expense ratio takes into account, investment management fees, administration fees as well as other operating expenses such as legal, audit, insurance and shareholder communications.

Maturity - the date on which the face value of a bond must be repaid. For a portfolio it is represented in years and measures the average length to maturity of all the bonds in the portfolio. This measure does not take into account embedded options in the bonds comprising the portfolio.

Net Asset Value (NAV) Per Share - the NAV per share is determined by subtracting the fund’s total liabilities from its total assets, and dividing that amount by the number of fund shares of Common Stock outstanding.

Notional amount - refers to the specified dollar amount of the swap in which the exchange of interest payment is based.

Premium/Discount- the difference between the bid price of the shares of a fund and their NAV. In a case of a premium, the bid price is above the NAV. In the case of a discount, the bid price is below the NAV. These amounts can be expressed as numerical values or percentages. The higher the percentage, the larger the difference (positive or negative) between the market price and the NAV of a fund.

Total Investment Return - the change in value of a fund investment over a specified period of time, taking into account the change in a fund’s market price and the reinvestment of all fund distributions.

Turnover Ratio - the turnover ratio represents the fund’s level of trading activity. The Fund divides the lesser of purchases or sales (expressed in dollars and excluding all securities with maturities of less than one year) by the Fund’s average monthly assets.

Undistributed income - the net income of a fund that has not been distributed to common shareholders as of the latest available audited financial statements. In the case of the target maturity type-funds, it also includes the amounts to be distributed after the target date to return the initial (i.e. $10) investment.

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Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

FINANCIAL HIGHLIGHTS

			For the period from July 1, 2022 to December 31, 2022 (Unaudited)	For the fiscal year ended June 30, 2022	For the fiscal year ended June 30, 2021

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$5.45	$7.19	$7.49

Operating		Net investment income (a)	0.10	0.20	0.23
Performance:		Net realized loss and unrealized appreciation (depreciation) from investments (a)	(0.30)	(0.79)	(0.03)

		Total from investment operations	(0.20)	(0.59)	0.20

		Less: Dividends from net investment income to common shareholders	(0.10)	(0.21)	(0.23)
		Return of Capital	-	(0.94)	(0.38)
		Discount on repurchase of common stock	-	-	0.11

		Net asset value applicable to common stock, end of period	$5.15	$5.45	$7.19

		Market value, end of period (b)	$3.38	$4.08	$6.18

Total	(b) (f)	Based on market value per share	(14.95)%	(17.47)%	2.79%
Investment
Return:	(f)	Based on net asset value per share	(2.99)%	(5.24)%	4.05%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	1.31%	0.77%	0.75%
	(c) (d) (e)	Gross expenses to average net assets applicable to common shareholders	1.76%	1.17%	1.16%
	(c) (e)	Gross operating expenses to average net assets applicable to common shareholders	1.34%	1.17%	1.15%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.42%	0.00%	0.01%
	(c) (e)	Net investment income to average net assets applicable to common shareholders - net of waived fees	3.58%	3.09%	3.06%

Supplemental Data:		Net assets applicable to common shareholders, end of period (in thousands)	$200,758	$212,737	$280,423

	(g)	Portfolio turnover	1.58%	0.00%	4.13%

	(g)	Portfolio turnover excluding the proceeds from calls and maturities of portfolio securities and the proceeds from mortgage-backed securities paydowns	0.00%	0.00%	0.00%

	(a)	Based on average outstanding common shares of 39,019,318; 39,019,318 and 40,703,300 for the period from July 1, 2022 to December 31, 2022 and for the fiscal years ended June 30, 2022 and 2021, respectively.

	(b)	Period end market values provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund.

	(c)	Based on average net assets applicable to common shareholders of $207,105,944; $255,885,247 and $303,519,626 for the period from July 1, 2022 to December 31, 2022 and for the fiscal years ended June 30, 2022 and 2021, respectively. Ratios for the period from July 1, 2022 to December 31, 2022 were annualized using a 365 day base.

	(d)	Expenses include both operating and interest and leverage related expenses.

	(e)	The effect of the expenses waived for the period from July 1, 2022 to December 31, 2022 and for the fiscal years ended June 30, 2022 and 2021 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.45%; 0.40% and 0.41%, respectively.

	(f)	Dividends are assumed to be reinvested at the per share market value or net asset as defined in the dividend reinvestment plan. Investment return is not annualized for the period from July 1, 2022 to December 31, 2022.

	(g)	Portfolio turnover is not annualized for the period from July 1, 2022 to December 31, 2022. Portfolio turnover calculation excludes transactions related to the restructuring of Employees Retirement System Bonds.

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	December 31, 2022 (Unaudited)

Face Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico Agencies Bonds and Notes - 1.69% of net assets applicable to common shareholders, total cost of $3,765,000
$171,000	F	Puerto Rico Sales Tax	4.50%	07/01/34	$161,315
87,000	F	Puerto Rico Sales Tax	4.55%	07/01/40	79,815
636,000	F	Puerto Rico Sales Tax	4.75%	07/01/53	562,190
1,609,000	F	Puerto Rico Sales Tax	5.00%	07/01/58	1,460,859
26,000	F	Puerto Rico Sales Tax	4.54%	07/01/53	22,167
354,000	F	Puerto Rico Sales Tax	4.78%	07/01/58	307,127
882,000	F	Puerto Rico Sales Tax	4.33%	07/01/40	794,539

3,765,000					$3,388,012

Puerto Rico Agencies Zero Coupons Bonds - 0.72% of net assets applicable to common shareholder, total cost of $1,613,972
$59,000	F	Puerto Rico Sales Tax	0.00%	07/01/24	$55,036
165,000	F	Puerto Rico Sales Tax	0.00%	07/01/27	133,488
161,000	F	Puerto Rico Sales Tax	0.00%	07/01/29	117,328
207,000	F	Puerto Rico Sales Tax	0.00%	07/01/31	134,844
233,000	F	Puerto Rico Sales Tax	0.00%	07/01/33	135,537
2,226,000	F	Puerto Rico Sales Tax	0.00%	07/01/46	548,469
1,814,000	F	Puerto Rico Sales Tax	0.00%	07/01/51	326,547

$4,865,000					$1,451,249

Principal Outstanding Amount
Puerto Rico Collateralized Mortgage Obligations Exempt - 1.93% of net assets applicable to common shareholders, total cost of $3,806,316
$3,806,316	A	Popular Securities Mortgage Trust	5.25%	10/17/32	$3,864,819

Mortgage Backed Securities - 11.95% of net assets applicable to common shareholders, total cost of $24,958,307
$1,257,123		Puerto Rico Housing Finance Authority	5.00%	09/29/29	$1,261,059
164,014		Puerto Rico Housing Finance Authority	3.00%	06/29/26	156,455
172,285		Puerto Rico Housing Finance Authority	5.88%	03/29/30	174,368
1,088,292		Puerto Rico Housing Finance Authority	6.25%	03/29/28	1,106,161
829,347		Puerto Rico Housing Finance Authority	6.50%	10/29/29	843,055
50,257		Puerto Rico Housing Finance Authority	6.52%	08/29/26	51,189
1,419,313		Puerto Rico Housing Finance Authority	6.56%	04/29/28	1,445,793
2,077,341		Puerto Rico Housing Finance Authority	3.00%	04/29/30	1,845,065
145,038		Puerto Rico Housing Finance Authority	3.38%	07/29/29	135,849
6,448,681		Puerto Rico Housing Finance Authority	3.50%	08/29/30	5,724,494
95,881		Puerto Rico Housing Finance Authority	3.96%	06/29/26	95,327
194,781		Puerto Rico Housing Finance Authority	4.38%	08/29/29	194,801
5,919,149		Puerto Rico Housing Finance Authority	4.50%	08/29/30	5,832,825
180,505		Puerto Rico Housing Finance Authority	4.96%	09/29/26	181,298
1,990,931		Puerto Rico Housing Finance Authority	5.50%	08/29/30	2,006,180
2,880,910		Puerto Rico Housing Finance Authority	6.00%	08/29/30	2,928,681

$24,913,848	G				$23,982,600

Puerto Rico GNMA Taxable - 1.00% of net assets applicable to common shareholders, total cost of $1,963,481
$18,940		GNMA Pool 593645	7.00%	10/20/32	$18,911
90,968		GNMA Pool 465518	7.00%	01/15/29	91,548
95,229		GNMA Pool 487310	6.50%	09/15/28	97,883
51,335		GNMA Pool 593640	6.00%	01/15/33	52,642
87,080		GNMA Pool 593641	6.50%	01/15/33	89,507
77,698		GNMA Pool 593678	7.00%	04/15/33	78,056
176,925		GNMA Pool 593686	6.50%	05/15/33	181,938
276,549		GNMA Pool 593735	6.00%	09/15/33	286,070
96,321		GNMA Pool 607311	6.00%	05/15/33	98,773
39,556		GNMA Pool 607312	6.00%	05/15/33	40,562
1,719		GNMA Pool 607315	6.50%	05/15/23	1,716
88,475		GNMA Pool 607316	6.50%	05/15/28	90,941
1,898		GNMA Pool 607317	6.50%	05/15/28	1,901
94,738		GNMA Pool 607374	7.00%	08/15/33	94,395
6,939		GNMA Pool 607379	6.50%	08/15/23	6,915
3,002		GNMA Pool 607383	6.50%	08/15/33	3,086
63,507		GNMA Pool 530792	6.00%	01/15/33	65,123
89,977		GNMA Pool 530793	6.00%	01/15/33	92,267
27,493		GNMA Pool 530801	6.50%	01/15/33	28,260
44,135		GNMA Pool 530806	6.00%	02/15/33	45,259
705		GNMA Pool 530817	6.50%	02/15/23	704
23,509		GNMA Pool 530818	6.50%	02/15/28	24,164
25,596		GNMA Pool 530820	6.50%	02/15/28	26,309
802		GNMA Pool 530822	6.00%	02/15/33	822
24,887		GNMA Pool 548545	6.50%	11/15/31	25,581
8,917		GNMA Pool 548575	6.50%	03/15/32	9,166
141,998		GNMA Pool 554109	6.50%	03/15/33	146,021
53,329		GNMA Pool 554102	6.00%	03/15/33	54,687
42,145		GNMA Pool 554103	6.00%	03/15/33	43,218
97,685		GNMA Pool 554119	6.00%	04/15/33	100,172
36,509		GNMA Pool 554120	6.00%	04/15/33	37,438
2,384		GNMA Pool 554122	6.50%	04/15/23	2,380
22,978		GNMA Pool 554123	6.50%	04/15/28	23,618
44,577		GNMA Pool 554124	6.50%	04/15/28	45,820
4,976		GNMA Pool 554132	6.50%	04/15/23	4,983

$1,963,481	B				$2,010,836

Principal Outstanding Amount		Issuer	Coupon	Maturity Date	Value
Puerto Rico FNMA Taxable - 2.96% of net assets applicable to common shareholders, total cost of $5,779,390
$66,135		FNMA Pool 573451	6.50%	04/01/31	$67,758
134,420		FNMA Pool 651051	6.50%	08/01/32	137,719
10,415		FNMA Pool 654692	6.50%	12/01/32	10,671
89,465		FNMA Pool 654693	6.00%	12/01/32	90,813
286,721		FNMA Pool 654698	6.00%	01/01/33	292,090
61,137		FNMA Pool 654704	6.50%	02/01/33	62,744
72,682		FNMA Pool 654705	6.00%	02/01/33	73,972
93,115		FNMA Pool 654710	7.00%	04/01/33	93,385
378,951		FNMA Pool 671382	6.00%	11/01/32	387,169
225,136		FNMA Pool 671389	6.00%	12/01/32	228,885
236,242		FNMA Pool 671405	6.00%	01/01/33	240,893
1,628,059		FNMA Pool 682079	6.00%	11/01/32	1,684,408
2,436,622		FNMA Pool 695384	6.00%	03/01/33	2,519,840
59,136		FNMA Pool 695398	6.50%	05/01/33	60,688

$5,778,236	C				$5,951,035

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

SCHEDULE OF INVESTMENTS	December 31, 2022 (Unaudited)

Puerto Rico Freddie Mac Taxable - 0.08% of net assets applicable to common shareholders, total cost of $164,369
$51,882		FHLMC Pool A10563	6.00%	05/01/33	$52,716
88,274		FHLMC Pool C76039	6.00%	01/01/33	89,692
24,213		FHLMC Pool C76924	6.00%	02/01/33	24,602
$164,369	D				$167,010

Face Amount
US Government, Agency and Instrumentalities - 44.88% of net assets applicable to common shareholders, total cost of $104,800,000
$6,500,000		Federal Farm Credit	1.48%	11/26/32	$4,965,012
10,000,000	I	Federal Farm Credit	4.90%	06/29/32	9,708,370
25,000,000	I	Federal Home Loan Bank	5.00%	09/01/32	24,540,625
6,300,000	I	Federal Home Loan Bank	6.00%	10/27/27	6,300,239
57,000,000		Federal Home Loan Bank	1.55%	05/26/32	44,576,622
$104,800,000					$90,090,868

US Municipals - 51.23% of net assets applicable to common shareholders, total cost of $102,202,567
$3,730,000	E H	Larkspur California Pension Obligations Bond	2.68%	07/01/30	$3,216,789
23,590,000	E H	Pennsylvania State Economic Development Finance Authority	6.41%	06/15/30	24,666,199
13,210,000	H	State of Illinois General Obligations	6.21%	01/01/32	13,395,746
15,000,000	E H	City of Chicago O’Hare International Airport	6.40%	01/01/31	16,058,790
10,360,000	E	New York City Transitional Finance Authority	5.60%	02/01/29	10,568,982
6,000,000	E	New York City Transitional Finance Authority	3.80%	08/01/29	5,518,560
29,000,000	E	New York City Transitional Finance Authority	5.50%	02/01/28	29,428,327
$100,890,000					$102,853,393

Total investments (116.44% of net assets applicable to common shareholders)					$233,759,822
Other Assets and Liabilities, net (-16.44% of net assets applicable to common shareholders)					(33,002,104)
Net assets applicable to common shareholders - 100%					$200,757,718

Securities sold under repurchase agreements - 15.67% of net assets applicable to common shareholders
$11,700,000	Repurchase Agreement with Amherst Pierpont	$11,700,000
	4.60% dated December 13, 2022 due January 10, 2023 (Collateralized by US Government,
	Agency and Instrumentailties with a face amount of $13,240,000 and a fair value of $12,948,493
	4.90% - 6.00%, with maturity dates from October 27, 2027 to June 29, 2032)
1,545,000	Repurchase Agreement with Goldman Sachs	1,545,000
	4.66% dated December 13, 2022 due January 10, 2023 (Collateralized by US Government,
	Agency and Instrumentailties with a face amount of $1,650,000 and a fair value of $1,650,063
	6.00%, with maturity date of October 27, 2027)
23,394,000	Repurchase Agreement with JP Morgan	23,394,000
$36,639,000	4.60% dated December 13, 2022 due January 10, 2023 (Collateralized by US Government,	$36,639,000
	Agency and Instrumentailties with a face amount of $25,000,000 and a fair value of $24,540,625
	5.00%, with maturity date of September 1, 2032)

A

Certificates are collaterized by the Government National Mortgage Association (“GNMA”). They are subject to prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. Significant unobservable inputs were used in the valuation of this security and is classified as Level 3.

B

GNMA - represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

C

FNMA - represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

D

FHLMC - represents mortgage-backed obligations guaranteed by the Federal Home Loans Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

E	Revenue Bonds - issued by government agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus.

F

Revenue Bonds - issued by government agencies and payable from revenues and other sources of income of the corresponding agency as specified in the applicable prospectus. These bonds are not obligations of the Commonwealth of Puerto Rico.

G

Certificates represent limited obligations of the authority, payable from and secured by certain mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”) or issued by the Federal National Mortgage Association (“FNMA”). These certificates are backed by mortgage loans made by Puerto Rico lending institutions. They are subject to prepayment or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

H	These securities are insured as to principal and interest by Assured Insurance Services, AGM Insurance or Assured Guaranty.

I	A portion or all of the security has been pledged as collateral for securities sold under repurchase agreements.

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2022 (Unaudited)

Assets:	Investments in securities:
	Securities pledged as collateral on repurchase agreements, at value, which has the right to be repledged (identified cost - $39,890,000)		$39,139,181
	Other securities, at value (identified cost - $209,163,400)		194,620,641

			$233,759,822

	Cash		1,842,711
	Interest receivable		3,062,614
	Prepaid expenses and other assets		33,424

	Total assets		238,698,571

Liabilities:	Securities sold under repurchase agreements		36,639,000
	Dividends payable to common shareholders		628,016
	Directors fees payable		6,098
	Payables:
	Interest and leverage expenses	89,000
	Investment advisory fees	82,088
	Administration, custody, and transfer agent fees	25,004	196,092

	Accrued expenses and other liabilities		471,647

	Total liabilities		37,940,853

Net Assets Applicable to Common Shareholders:			$200,757,718

Net Assets Applicable to
Common Shareholders consist of:
	Paid-in-Capital ($0.01 par value, 88,000,000 shares authorized, 39,019,318 shares issued and outstanding)		$263,219,633
	Total Distributable Earnings (Accumulated Loss) (Note 1 and Note 9)		(62,461,915)

	Net assets applicable to common shareholders		$200,757,718

	Net asset value applicable to common shares - per share; 39,019,318 shares outstanding		$5.15

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF OPERATIONS

		For the period from July 1, 2022 to December 31, 2022 (Unaudited)

Investment Income:	Interest	$5,107,559

Expenses:	Interest and leverage related expenses	437,981
	Investment advisory fees	871,351
	Administration, custody, and transfer agent fees	200,922
	Professional fees	126,297
	Directors’ fees and expenses	15,123
	Insurance expense	133,527
	Reporting fees	29,426
	Other	21,944

	Total expenses	1,836,571
	Waived investment advisory, administration, custodian and transfer agent fees	(464,765)

	Net expenses after waived fees by investment adviser, administration, custodian and transfer agent	1,371,806

Net Investment Income:		3,735,753

Realized Loss and	Net realized loss on investments	(2,559)
Unrealized Appreciation	Change in net unrealized appreciation (depreciation) on investments	(11,944,104)

(Depreciation) on Investments:	Total net realized and unrealized loss on investments	(11,946,663)

	Net decrease in net assets resulting from operations	$(8,210,910)

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

		For the period from July 1, 2022 to December 31, 2022 (Unaudited)	For the fiscal year ended June 30, 2022

Increase (Decrease) in Net Assets:

	Net investment income	$3,735,753	$7,904,043
	Net realized loss on investments	(2,559)	(10,987,130)
	Change in net unrealized appreciation (depreciation) on investments	(11,944,104)	(19,807,335)

	Net decrease in net assets resulting from operations	(8,210,910)	(22,890,422)

Dividends to Common Shareholders From:	Net investment income	(3,768,095)	(8,117,323)
	Return of capital	-	(36,678,159)

		(3,768,095)	(44,795,482)

Net Assets:	Net decrease in net assets applicable to common shareholders	(11,979,005)	(67,685,904)

	Net assets at the beginning of the period/year	212,736,723	280,422,627

	Net assets at the end of the period/year	$200,757,718	$212,736,723

The accompanying notes are an integral part of these financial statements.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

STATEMENT OF CASH FLOWS

		For the period from
		July 1, 2022 to
		December 31, 2022
Increase (Decrease) in Cash		(Unaudited)

Cash Used in	Net decrease in net assets from operations	$(8,210,910)
Operations:	Adjusted by:
	Purchases of portfolio securities	(41,300,000)
	Proceeds from restructuring of Employees Retirement System Bonds	1,420
	Legal expenses related to Puerto Rico bond restructurings	83
	Calls, paydowns and maturities of portfolio securities	5,559,622
	Net realized loss on investments	2,559
	Change in net unrealized (appreciation) depreciation on investments	11,944,104
	Accretion of discounts on investments	(49,999)
	Amortization of premiums on investments	108,791
	Increase in interest receivable	(802,146)
	Decrease in Plan of Adjustment (Private Equity Portfolio) receivable	301,935
	Decrease in prepaid expenses and other assets	133,122
	Increase in interest payable	89,000
	Increase in directors fees payable	98
	Increase in administration, custody, and transfer agent fees payable	1,801
	Increase in investment advisory fees payable	11,913
	Increase in accrued expenses and other liabilities	81,676

	Total cash used in operations	(32,126,931)

Cash Provided by	Securities sold under repurchase agreements proceeds	185,834,000
Financing Activities:	Securities sold under repurchase agreements repayments	(149,195,000)
	Dividends to common shareholders paid in cash	(3,768,095)

	Total cash provided by financing activities	32,870,905

Cash:	Net increase in cash for the period	743,974
	Cash at the beginning of the period	1,098,737

	Cash at the end of the period	$1,842,711

Cash Flow
Information:	Cash paid for interest and leverage related expenses	$348,981

The accompanying notes are an integral part of these financial statements.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

1.	Reporting Entity and Significant Accounting Policies

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”) is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Companies Act”). The Fund was incorporated on July 12, 2002 and commenced operations on July 24, 2002. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSTC”), is the Fund’s Investment Adviser (the “Investment Adviser”). UBSTC is also the Fund’s Administrator (“Administrator”).

The Fund’s investment objectives are (i) to provide current income, consistent with the preservation of capital and (ii) to return the initial investment of $10 per share of common stock on or before December 31, 2032.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception.

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that, to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

The Fund is expected to be liquidated by or about December 31, 2032 (the “Target Date”). The Fund intends to distribute to shareholders during the period commencing on or after July 31, 2013 and ending approximately on the Target Date, an amount at least equal, in the aggregate, to the initial offering price of $10 per share. There is no assurance that this objective will be achieved. As a result, the Fund has established a restricted account within the undistributed net investment income for tax purposes to recoup amounts paid in connection with its initial public offering. As a fundamental policy, the securities purchased by the Fund will not have an expected maturity date subsequent to December 31, 2032, even though final maturities could exceed December 31, 2032. However, due to the Puerto Rico Sales Tax Financing Corporation (“COFINA”) debt restructuring and corresponding bond exchange, the Fund now holds new COFINA bonds in its investment portfolio with maturity dates beyond December 31, 2032.

The Fund is considered an investment company under the generally accepted accounting principles in the United States of America (“GAAP”) and follows the accounting and reporting guidance

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”), Financial Services-Investment Companies.

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The accompanying financial statements of the Fund have been prepared on the basis of GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value Per Share

The Net Asset Value (“NAV”) per share of the Fund is determined by the Administrator on Wednesday of each week after the close of trading on the New York Stock Exchange (“NYSE”) or, if such day is not a business day in New York City and Puerto Rico, on the next succeeding business day, and at month-end if such date is not a Wednesday. The net asset value per share is computed by dividing the assets of the Fund less its liabilities, by the number of outstanding shares of the Fund.

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by the Fund’s management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, could be based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and, thus, might not have a readily ascertainable market value and may have periods of illiquidity. Certain securities of the Fund for which quotations are not readily available from any source, are valued at fair value by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis. At December 31, 2022, no security’s fair value was determined by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the assets occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Significant inputs other than quoted prices that are observable (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs and methodology used for valuing securities or level assigned are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Puerto Rico Agencies Bonds and Notes: Obligations of Puerto Rico and political subdivisions are segregated and those with similar characteristics are then divided into specific sectors. The values for these securities are obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves (including, but not limited to, Treasury benchmarks, and swap curves), and discount and capital rates. These bonds are classified as Level 2.

Mortgage and Other Asset-Backed Securities: Fair value for these securities is mostly obtained from third-party pricing service providers that use a pricing methodology based on observable market inputs. Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value from similar bonds, the term “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. MBS for which there is a lack of transparency of prices due to lack of trading activity are classified as Level 3.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. Government sponsored entities, state, and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

The following is a summary of the portfolio by inputs used as of December 31, 2022, in valuing the Fund’s investments carried at fair value:

	Investments in Securities
	Level 1	Level 2	Level 3	Balance 12/31/2022
Puerto Rico Agencies Bond and Notes	$-	$4,839,261	$-	$4,839,261
Puerto Rico Collateralized Mortgage Obligations Exempt	-	-	3,864,819	3,864,819
Mortgage Backed Securities	-	23,982,600	-	23,982,600
Puerto Rico GNMA Taxable	-	2,010,836	-	2,010,836
Puerto Rico FNMA Taxable	-	5,951,035	-	5,951,035
Puerto Rico Freddie Mac Taxable	-	167,010	-	167,010
US Government, Agency, and Instrumentalities	-	90,090,868	-	90,090,868
US Municipals	-	102,853,393	-	102,853,393

	$-	$229,895,003	$3,864,819	$233,759,822

The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:

	Level 3 Investment Securities
	Balance as of 6/30/2022	Realized gain (loss)	Change in Unrealized (depreciation)/ appreciation	Net amortization/ accretion	Purchases	Sales/Calls	Paydowns	Transfers in (out) to Level 3	Balance as of 12/31/2022
Popular Securities Mortgage Trust	$4,134,266	$-	$(72,716)	$-	$-	$-	$(196,731)	$-	$3,864,819

Quantitative Information about Level 3 Fair Value Measurements:

	Fair Value at December 31, 2022	Valuation Technique	Unobservable Inputs		Price

Popular Securities Mortgage Trust	$3,864,819	Broker Quotes	Yield to Maturity	6.13%	$101.54

Significant changes in all unobservable inputs of the pricing process would result in an inverse relationship in the fair value of the security, except for the constant prepayment rate.

Changes in unrealized appreciation (depreciation) included in the Statement of Operations relating to investments classified as Level 3 that are still held at December 31, 2022, amounted to a net unrealized depreciation of $72,716.

There were no transfers into or out of Level 3 during the period from July 1, 2022 to December 31, 2022.

Temporary cash investments are valued at amortized cost, which approximates market value. There were no temporary cash investments as of December 31, 2022.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

Taxation

As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a withholding tax of 15% in the case of dividends distributed, if certain requirements are met. Moreover, distribution of capital gains dividends, if any, to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% in the case of dividends distributed, and (b) Puerto Rico corporations are subject to a tax of 20% of dividends distributed. Tax withholdings are effected at the time of payment of the corresponding dividend. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim an 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

An investment in the Fund is designed solely for Puerto Rico residents, due to the Fund’s specific tax features. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. United States holders (which includes, but is not limited to, (i) citizens and residents of the United States who are not Puerto Rico individuals and (ii) domestic corporations) invest in the Fund, such United States holders generally will be taxed on any dividend or interest paid by the Fund as ordinary income at the time such holders receive the dividend or interest or when it accrues, depending on such holder’s method of accounting for tax purposes. Additionally, United States holders will be taxed on any gain on the sale or retirement of an investment in the Fund

Income Taxes (“Accounting Standards Codification 740”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (prior four (4) tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period from July 1, 2022 to December 31, 2022, the Fund did not incur any interest or penalties.

Statement of Cash Flows

The Fund issues its shares, invests in securities, and distributes dividends from net investment income and net realized gains which are paid in cash. These activities and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods, in order to permit the Fund to have a more stable level of distribution. The capital gains realized by the Fund, if any, may be retained by the Fund, as permitted by the Puerto Rico Internal Revenue Code of 2011, as amended, unless the Fund’s Board of Directors, acting through the Dividend Committee, determines that the net capital gains will also be distributed. The Fund records dividends on the ex-dividend date.

The Fund’s principal distributions commenced on February 4, 2015. Distributions made during prior years amounted to $139,567,535, representing a total of $3.34 per share. The net asset value and market price for the Fund shares were reduced by these amounts. For the period from July 1, 2022 to December 31, 2022 there were no capital distributions. The Fund’s remaining principal for distribution as of December 31, 2022 amounts to $6.66. To the extent capital losses realized by the Fund on dispositions of securities are not offset by capital gains realized in the same or in subsequent years, there is no assurance that the Fund will be able to return the remaining principal by December 31, 2032.

Derivative Instruments

In order to attempt to hedge various portfolio positions, to manage its costs of funds or to enhance its return, the Fund may invest in certain instruments which are considered derivatives. Because of their increased volatility and potential leveraging effect, derivative instruments may adversely affect the Fund. The use of these instruments for income enhancement purposes subjects the Fund to risks of losses which would not be offset by gains on other portfolio assets or acquisitions. There is no assurance that the Investment Adviser will employ any derivative strategy, and even where such derivatives investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses.

The Fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default, and early termination. Generally, collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each such counterparty. Termination events applicable to the Fund may occur in certain instances specified in the Master Agreements, which may include, among other things, a specified decline in the Fund’s net asset value, not complying with eligible collateral requirements or the termination of the Fund’s Investment Adviser. In each case, upon occurrence, the counterparty may elect to terminate the swap early and cause the settlement of all or some of the derivative contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity. There were no derivative instruments during the period from July 1, 2022 to December 31, 2022.

Securities Sold Under Repurchase Agreements

Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction, and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund, may decline below the price of the securities that the Fund is obligated to repurchase, and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so.

Short-Term and Medium-Term Notes

The Fund has a short-term and medium-term notes payable program as a funding vehicle to increase the amounts available for investments. The short-term and medium-term notes may be issued from time to time, in denominations of $1,000 or as may otherwise be specified in a supplement to the Offering Circular. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by UBSTC, as agent for the Fund, for the benefit of the holders of the notes. The Fund suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception. There were no short-term and medium-term notes outstanding as of December 31, 2022.

Paydowns

Realized gains or losses on mortgage-backed security paydowns are recorded as an adjustment to interest income. During the period from July 1, 2022 to December 31, 2022, the Fund had no realized gains/losses on mortgage-backed securities paydowns. The Fund declares and pays monthly dividends from net investment income. For purposes of compliance with the 90% distribution threshold for the Fund’s tax exemption, gains and losses related to mortgage-backed security paydowns are not included in net investment income. See Note 9 for a reconciliation between taxable and book net investment income.

Preferred Shares

Pursuant to the Fund’s Certificate of Incorporation, as amended and supplemented, the Fund’s Board of Directors is authorized to issue up to 12,000,000 preferred shares with a par value of $25, in one or more series. During the period from July 1, 2022 to December 31, 2022, no preferred shares were issued or outstanding.

Other

Security transactions are accounted for on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized using the interest method over the life or the expected life of the respective securities. Premiums are amortized at the earliest call date for any applicable securities. Income from interest and dividends from cumulative preferred shares is accrued, except when collection is not expected. Expenses are recorded as they are incurred.

2.	Investment Advisory, Administrative, Custodian, Transfer Agency Agreements, and Other Transactions With Affiliates

Pursuant to an investment advisory contract (the “Advisory Agreement”) with UBS Asset Managers of Puerto Rico, a division of UBSTC, and subject to the supervision of the Board of Directors, the Fund receives investment advisory services in exchange for a fee. The investment advisory fee will not exceed 0.75% of the Fund’s average weekly gross assets. For the period from July 1, 2022 to

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

December 31, 2022, investment advisory fees amounted to $871,351 equivalent to 0.75% of the Fund’s average weekly gross assets. The Investment Advisor voluntarily waived investment advisory fees in the amount of $406,630, for a net fee of $464,721. The investment advisory fees payable amounted to $82,088 as of December 31, 2022.

UBSTC also provides administrative, custody, and transfer agency services pursuant to Administration, Custodian, and Transfer Agency, Registrar, and Shareholder Servicing Agreements. UBSTC has engaged JP Morgan to act as the sub-custodian for the Fund. UBSTC provides facilities and personnel to the Fund for the performance of its administration duties. The Administration and Transfer Agency, Registrar, and Shareholder Servicing Agreement will not exceed 0.15% and 0.05%, respectively of the Fund’s average weekly gross assets. The Custody fees are solely sub-custodian costs and out of pocket expenses reimbursements. For the period from July 1, 2022 to December 31, 2022, the administrative, custody, and transfer agency services fee amounted to $200,922. The administrator, custodian, and transfer agent voluntarily waived service fees in the amount of $58,135, for a net fee of $142,787. The administrative, custody, and transfer agent fees payable amounted to $25,004 as of December 31, 2022.

Certain Fund officers and directors are also officers and directors of UBSTC. The six (6) independent directors of the Fund’s Board of Directors are paid based upon an agreed fee up to $1,000 per Board meeting, plus expenses, and up to $500 per Audit Committee meeting, plus expenses. For the period from July 1, 2022 to December 31, 2022, the independent directors of the Fund were paid an aggregate compensation and expenses of $15,123. The directors fees payable amounted to $6,098 as of December 31, 2022.

The total amount (in thousands) of other affiliated and unaffiliated purchases and sales of investment securities, originations of securities sold under repurchase agreements and short-term notes, listed by counterparty, during the year were as follows:

	Purchases	%	Sales	%	Securities Sold Under Repurchase Agreements	%

Affiliates	$-	-	$-	-	$-	-
Unaffiliated	41,300	100%	-	-	185,834	100%

	$41,300	100%	$-	-	$185,834	100%

3.	Capital Share Transactions

The Fund is authorized to issue up to 88,000,000 common shares, par value $0.01 per share.

There were no capital transactions for the period from July 1, 2022 to December 31, 2022.

4.	Investment Transactions

The cost of securities purchased and proceeds from sales and calls of portfolio securities (in thousands), excluding short-term investments, for the period from July 1, 2022 to December 31, 2022, were as follows:

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

	Purchases	Sales	Calls and Paydowns
Puerto Rico Obligations	$-	$-	$3,559
US Obligations	41,300	-	—

	$41,300	$-	$3,559

Puerto Rico Restructuring Plan Developments:

The Plan of Adjustment of the Commonwealth was deemed effective and consummated on March 15, 2022. It included the Employee Retirement System (“ERS”) Stipulation signed in April 2021 whereby the Commonwealth agreed to purchase ERS assets for $373,000,000 to pay the stipulated cash distributions to the ERS bondholders. As a result, the Fund received its pro-rata share of the stipulated cash payment in exchange of the ERS bonds previously held by the Fund. As a signatory of the stipulation, the Fund also received its pro-rata share of the plan consummation costs.

Under the ERS stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. These holders (including the Fund) were also conveyed an interest in a trust, the sole assets of which was comprised of a certain ERS private equity portfolio. From the Effective Date until April 10, 2023, the Commonwealth had the option to purchase these Fund’s interests in this ERS private equity portfolio.

In accordance with the ERS stipulation, the Commonwealth exercised its option to purchase the Fund’s interests in the ERS private equity portfolio on November 21, 2022. The Fund received $303.356, based on its pro-rata share in satisfaction of its interest in the ERS private equity portfolio.

5.	Securities Sold Under Repurchase Agreements

Securities sold under repurchase agreements amounted to $36,639,000 at December 31, 2022, and related information is as follows:

Weighted average interest rate at the end of the period	4.60%

Maximum aggregate balance outstanding at any time of the period	$37,000,000

Average balance outstanding during the period	$24,696,484

Average interest rate during the period	3.47%

At December 31, 2022, interest rates on securities sold under repurchase agreement were 4.60%- 4.66% with maturity date of January 10, 2023.

At December 31, 2022, investment securities amounting to $39,139,181 were pledged as collateral for securities sold under repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the repurchase agreement with the Fund. Interest payable on securities sold under repurchase agreements amounted to $89,000 at December 31, 2022.

The following table presents the Fund’s repurchase agreements by counterparty and the related collateral pledged by the Fund at December 31, 2022:

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

Counterparty	Gross Amount of Securities Sold Under Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Repurchase Agreements Available for Offset	Collateral Posted (a)	Net Amount Due To Counterparty (not less than zero)
Amherst Pierpoint, New York	$11,700,000	$-	$11,700,000	$-
Goldman Sachs, New York	1,545,000	-	1,545,000	-
JP Morgan, New York	23,394,000	-	23,394,000	-
Total	$36,639,000	$-	$36,639,000	$-

(a)	Collateral received or posted is limited to the net securities sold under repurchase agreements liability amounts. See above for actual collateral received and posted.

6.	Short-Term Financial Instruments

The fair value of short-term financial instruments, which includes $36,639,000 of securities sold under repurchase agreements, are substantially the same as the carrying amount reflected in the Statement of Assets and Liabilities, as these are reasonable estimates of fair values, given the relatively short period of time between origination of the instrument and their expected realization. The securities sold under repurchase agreements are classified as Level 2.

7.	Concentration of Credit Risk

Concentration of credit risk that arises from financial instruments exists for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of the issuers of such investment securities. For calculating concentration, all securities guaranteed by the U.S. Government or any of its subdivisions are excluded. At December 31, 2022, the Fund had investments with an aggregate fair value of approximately $32,686,680, which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government or any of its subdivisions, of which $4,839,261 are issued or guaranteed by the Commonwealth of Puerto Rico or its subdivisions, including Revenue Bonds. Of the $32,686,680 that are issued by entities located in the Commonwealth of Puerto Rico, there are $27,847,419 which are collateralized by U.S. agencies and/or municipalities and/or insured to principal and interest. Also, at December 31, 2022, the Fund had investments with an aggregate market value amounting to $102,853,393, which were issued by various municipalities located in the United States and not guaranteed by the U.S. Government.

8.	Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed by statute or by regulation, while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

While the Fund intends to comply with the 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight,

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize the Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies. The Fund will ensure that its investment in Puerto Rico securities constitute at least an average of 20% of its total assets on an annual basis.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

The Fund may issue preferred stock, debt securities and other forms of leverage to the extent that immediately after their issuance, the value of the Fund’s total assets less all the Fund’s liabilities and indebtedness which are not represented by preferred stock, debt securities, or other forms of leverage being issued or already outstanding, is equal to or greater than 300% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) and the total amount outstanding of debt securities and other forms of leverage.

9.	Tax Basis of Distributions and Components of Distributable Earnings (Accumulated Losses)

During the period, there were no reclassification of gains and losses related to mortgage-backed security paydowns or reclassifications of swap periodic collections, therefore, the net investment income for tax purposes equals the net investment income per book.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	249,053,400
Gross appreciation	2,570,450
Gross depreciation	(17,864,028)

Net appreciation (depreciation)	$(15,293,578)

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

The Fund’s policy, as stated in the Prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less than the net investment income earned in a particular year.

For the period from July 1, 2022 to December 31, 2022 and for the fiscal year ended June 30, 2022, the Fund had distributed from ordinary income $3,768,095 and $8,117,323 for tax purposes, respectively. For the fiscal year ended June 30, 2022 the Fund had distributed $36,678,159 based on return of capital. There were no distributions based on return of capital for the period from July 1, 2022 to December 31, 2022. The undistributed net investment income at December 31, 2022 and June 30, 2022, was as follows:

December 31, 2022:

Undistributed net investment income for tax purposes
at the beginning of the period	$28,020,758
Net investment income for tax purposes	3,735,753
Dividends paid to common shareholders	(3,768,095)

Undistributed net investment income for tax purposes at the end of the period	$27,988,416

June 30, 2022:

Undistributed net investment income for tax purposes
at the beginning of the period	$28,234,038
Net investment income for tax purposes	7,904,043
Dividends paid to common shareholders	(8,117,323)

Undistributed net investment income for tax purposes at the end of the period	$28,020,758

The undistributed net investment income and components of total distributable earnings (accumulated losses) on a tax basis at December 31, 2022 were as follows:

Undistributed net investment income for tax purposes
at the end of the period	$27,988,416
Accumulated net realized loss from investment	(75,156,753)
Unrealized net appreciation from investment	(15,293,578)

Total Distributable Earnings (Accumulated Loss)	$(62,461,915)

10.	Risks and Uncertainties

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others.

Puerto Rico Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the securities issued by the Fund or the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result, the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the securities issued by the Fund, to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities, and other instruments may increase the risks described above.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The securities issued by the Fund and the Fund’s investments are both subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

Illiquid Securities. Illiquid securities are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. Certain of the securities in which the Fund intends to invest, such as shares of preferred stock, may be substantially less liquid than other types of securities in which the Fund may invest. Illiquid securities may trade at a discount from comparable, more liquid investments.

There are no limitations on the Fund’s investment in illiquid securities. The Fund may also continue to hold, without limitation, securities or other assets that become illiquid after the Fund invests in them. To the extent the Fund owns illiquid securities or other illiquid assets, the Fund may not be able to sell them easily, particularly at a time when it is advisable to do so to avoid losses.

Valuation Risk. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may therefore be particularly difficult to value those securities. When market quotations for securities held by the Fund are not readily available from any such independent dealers, the Administrator is responsible for obtaining quotations for such securities from various sources, including the Dealers. As a result, the interests

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

of the Dealers may conflict with those of the Fund as to the price and other terms of transactions among them.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. In particular, the Fund generally uses derivative instruments to hedge against variations in the borrowing cost of the Fund’s leverage program. Successful use of most derivatives instruments depends upon the Investment Adviser’s ability to predict movements of the overall securities and interest rate markets. There is no assurance that any particular hedging strategy adopted will succeed or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund’s risk of loss.

SEC Rule 18f-4. The SEC has adopted a new rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also will limit the Fund’s ability to utilize reverse repurchase agreements. The compliance period for Rule 18f-4 commenced August 19, 2022. Since the Fund does not hold any derivatives as of December 31, 2022, the Rule 18f-4 has no impact on the Fund.

Coronavirus and Public Health Emergencies. There is an outbreak of a novel and highly contagious form of coronavirus COVID-19, which the World Health Organization has declared to constitute a “Public Health Emergency of International Concern.” The outbreak of COVID-19 has resulted in and may continue to result in numerous illnesses and deaths. It has also adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. Adverse conditions may worsen over time. The global impact of the outbreak is rapidly evolving, and many countries, states, provinces, districts, departments and municipalities have reacted by instituting quarantines, curfews, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues, including certain infrastructure structures and facilities.

Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism and entertainment, among other industries.

As COVID-19 continues to spread, the potential impacts are increasingly uncertain and difficult to assess. Although vaccines have been developed and approved for use by various governments, the duration of the outbreak and its effects cannot be predicted with certainty.

The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of the Fund, its investments, and the Investment Adviser may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Adviser’s personnel.

11.	Commitments and Contingencies

The Fund, its Board of Directors, UBSFS, and UBSTC are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows.

Management of UBSFS and UBSTC have informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS Asset Managers of Puerto Rico and UBSTC to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against UBS Financial Services, Inc., UBSFS, UBSTC and all current and certain former members of the Board of Directors of such investment companies (the “UBS Defendants”), and those investment companies as nominal defendants (including the Fund), alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. After seven years of litigation, with the case still being in the discovery phase, the parties executed a settlement agreement resolving all legal claims on December 10, 2021. Pursuant to the agreed-upon settlement stipulation, UBS Financial Services Inc. and UBSFS funded an escrow account with $15,000,000 (the “Settlement Fund”). The corresponding settlement fund, comprised of (i) the original amount plus any interest earned thereon and (ii) net of an attorney fee award in the amount of 33% of the aggregate amount of principal and accrued interest, will be allocated among the various nominal defendants (including the Fund) pro rata, based upon the market value of their respective holdings of bonds issued by Puerto Rico issuers as of January 31, 2014. On August 26, 2022, final judgment based on the settlement agreement was entered by the Puerto Rico Commonwealth Court. Disbursement of settlement funds is pending further court determination as to the allocation of certain litigation expenses. The Fund will record its allocable share of the settlement once all contingencies are resolved, and the gain is realizable.

12.	Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses for indemnification and expects the risk of loss to be remote.

13.	Subsequent Events

Events and transactions from January 1, 2023 through February 28, 2023 (the date the semi-annuals were available to be distributed) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date, except as disclosed below.

Dividends:

On January 31, 2023, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01610 per common share, totaling $628,016 and payable on February 10, 2023, to common shareholders of record as of January 31, 2023.

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.

Notes to Financial Statements

For the period from July 1, 2022 to December 31, 2022 (Unaudited)

On February 28, 2023, the Board of Directors, acting through the Dividend Committee, declared an ordinary net investment income dividend of $0.01526 per common share, totaling $595,532 and payable on March 10, 2023, to common shareholders of record as of February 28, 2023.

OTHER INFORMATION (Unaudited)

Shareholder Meeting

The Annual Meeting of Shareholders was held on October 11, 2022 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting are as follows:

1.

Election of Directors. The stockholders of the Fund elected Agustín Cabrer, Vicente León and Clotilde Pérez to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2025, 2025 and 2025, respectively, or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Agustín Cabrer	27,794,838	10,631,320
Vicente León	27,702,421	10,723,737
Clotilde Pérez	28,119,677	10,306,481

1

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

2

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

3

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 6-month period ended June 30 is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

4

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M. Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

José Arias

Senior Executive Vice President

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

●	Mutual Fund’s units are not bank deposits or FDIC insured.
●	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
●	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

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TAX-FREE HIGH GRADE PORTFOLIO

     TARGET MATURITY FUND FOR

PUERTO RICO RESIDENTS, INC.

(b)       Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)       Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases of common shares by the Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc. (the “Fund”) for the period from July 1, 2022 through December 31, 2022.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)       The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)       There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Exhibits.

(a) (1)	Not applicable.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TAX-FREE HIGH GRADE PORTFOLIO TARGET MATURITY FUND FOR PUERTO RICO RESIDENTS, INC.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	March 9, 2023

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	March 9, 2023